SECOND AMENDED AND RESTATED SECURITY AGREEMENT

         THIS SECOND AMENDED AND RESTATED SECURITY AGREEMENT (the "Security Agreement"), made this 27th day of April, 1999, by INSTALLATION TECHNICIANS, INC., a Missouri corporation (hereinafter called the "Debtor"), having its principal address at Kimberling City, Missouri, who, for valuable consideration, the receipt and sufficiency of which is, hereby, acknowledged, hereby grants to DRESDNER BANK LATEINAMERIKA AKTIENGESELLSCHAFT, Miami Agency, an international bank agency licensed by the State of Florida, BANK LEUMI USA, a New York banking corporation, ISRAEL DISCOUNT BANK LIMITED, Miami Agency, an international bank agency licensed by the State of Florida, (collectively, "Existing Secured Parties"), and ABN AMRO BANK N.V., Miami Agency, an international bank agency licensed by the State of Florida, BANQUE SUDAMERIS, Miami Agency, an international bank agency licensed by the State of Florida, THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, FIRST UNION NATIONAL BANK, a national banking association; WACHOVIA BANK N.A., a National Banking Association (collectively "New Secured Parties") (Existing Secured Parties and New Secured Parties together, "Secured Party"), and renews and/or amends, a lien upon and security interest in the property and any replacements thereof described in Exhibit "A" attached hereto and by this reference made a part hereof as well as all proceeds therefrom and insurance thereon (said property being hereinafter called the "Collateral"). All terms not defined herein shall have the meanings assigned to them under the Second Amended and Restated Facility Agreement of even date herewith, as amended or modified from time to time (the "Second Amended Facility Agreement") among the Borrower, the Debtor, the other Guarantors named therein and the Secured Party.

         This Security Agreement is entered into to secure payment of and performance of any and all of Obligations to Secured Party now or hereafter existing under the Second Amended Facility Agreement, the Notes, and the other Collateral Documents thereto of even date herewith as well as any obligations arising under or in connection with Hedging Instruments entered into from time to time ("Rate Hedging Obligations" and, together with the "Obligations" the "Secured Obligations"), and has been amended and restated to provide for, among other things, the inclusion of New Secured Parties as additional obligees and for the continuation, amendment and renewal of the Security Agreement between Existing Secured Parties and Debtor dated as of April 28, 1997 as amended and restated by that certain Amended and Restated Security Agreement dated April 29, 1998. Any documents including, but not limited to, any notes, mortgages, security agreements, including Security Agreement, securing or evidencing the Secured Obligations and are hereinafter collectively called the "Collateral Documents."

         Incident thereto, Debtor agrees with Secured Party as follows:

         1.  Debtor warrants and represents that:

                  (a) Debtor is the lawful owner of such Collateral and has good right to pledge, sell, assign, co-sign, transfer and create a security interest in the same;

                  (b) Debtor will, at Secured Party's request, defend the Collateral from all claims and demands of all persons;

                  (c) All tangible Collateral is to be kept at the business to be maintained at Debtor's principal place of business, and will not be removed therefrom, except in the ordinary course of business, without the prior written consent of Secured Party; provided, however, that it may move tangible Collateral to a location of an affiliate with respect to which Secured Party also has a perfected security interest in like Collateral; and

                  (d) Debtor will, at its own cost and expense, keep the Collateral in as good and substantial repair as the same is in at this date, or as the same exists when acquired, reasonable wear and tear excepted, making replacements when and where necessary and, in this connection, Secured Party hereby agrees that it will give its written consent to the removal by Debtor of the same, or any part thereof, from the above described property if and to the extent that such removal is necessary or advisable so to do in connection with Debtor's fulfilling of its obligations under this subparagraph `1', as long as such Collateral is replaced by Collateral which is unencumbered and of equal value and if, in the opinion of Secured Party, the priority of its security interest therein will not be jeopardized.

                  (e) The Collateral is not subject to any other liens except the first priority liens in favor of Secured Party set forth herein.

         2. Upon request and as instructed by Administrative Agent, Debtor agrees to comply with the requirements of all applicable state and federal laws in order to grant to Secured Party a valid lien upon, and a security interest in, the Collateral described herein, or which may be described in any amendment supplementary hereto.

         3. Debtor will pay, when due, all taxes, assessments, and other charges lawfully and validly levied or assessed upon the Collateral or any part thereof, and Debtor will pay any and all fees, costs and expenses, of whatever kind and nature, which Administrative Agent may incur in filing public notices, and the reasonable charges of any attorneys whom Administrative Agent may engage in preparing and filing such documents, making title examinations and rendering opinion letters, as well as expenses incurred by Administrative Agent, including reasonable attorney's fees, in protecting, maintaining, preserving, enforcing or foreclosing the security interest granted to Administrative Agent hereunder, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this transaction, promptly after Debtor shall have been notified by Secured Party of the amount of such fees, costs or expenses.

         4. Debtor agrees that Secured Party, or its agents, may enter upon Debtor's property at any time, and from time to time, for the purpose of inspecting the Collateral, and any and all records pertaining thereto. Debtor agrees to promptly notify Administrative Agent of any change in its mailing address or principal place of business, in order that a prompt refiling of any outstanding notices may be made, if necessary. Debtor shall also advise Administrative Agent, within thirty (30) days, of any new facts known to Debtor which, under the applicable provisions of law, would affect the priority of the security interest granted to Secured Party by this instrument.

         5. Debtor will have and maintain insurance at all times with respect to all Collateral in types, forms, amounts and in the manner as specified in the Second Amended Facility Agreement, this Security Agreement and any other Collateral Document, such insurance to be payable to Administrative Agent on behalf of Secured Party and Debtor, as their interests may appear. All policies of insurance shall provide for thirty (30) days written minimum cancellation notice to Administrative Agent and Debtor shall furnish Administrative Agent with certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provisions as set forth herein and in the Collateral Documents.

         6. At its option, Administrative Agent may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral. All such sums, as well as costs, advanced by Secured Party pursuant to this Security Agreement shall be due immediately from Debtor to Secured Party, shall be secured hereby and shall bear interest at the highest default rate of interest specified in any note or other agreement evidencing the Secured Obligations and if no such instrument exists, then at the highest rate allowed by law, from the date of payment by Secured Party until the date of repayment by Debtor. Until Default, Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Security Agreement and not inconsistent with any policy of insurance thereon.

         7. (a) Upon the occurrence of any Event of Default and acceleration of the Obligations under the Second Amended Facility Agreement or acceleration of any Rate Hedging Obligation under any Hedging Instruments, Secured Party shall have the remedies of a secured party under the Uniform Commercial Code as adopted in Florida. Secured Party may require Debtor to assemble and deliver the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to

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


both parties. Administrative Agent on behalf of Secured Party may peaceably, by its own means or with judicial assistance, enter Debtor's Property and Debtor will not resist or interfere with such action. Unless the Collateral is perishable or threatens to decline speedily in value or is a type customarily sold on a recognized market, Administrative Agent will give Debtor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor shown at the beginning of this Security Agreement at least twenty (20) days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include Secured Party's reasonable attorney's fees and legal expenses.

                  (b) In case of the exercise of any of the rights of Secured Party hereunder, all Collateral, and other property or security given to secure the indebtedness secured hereby, may be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between items of security or without assigning to them any proportion of the proceeds of such sale, Debtor insofar as it legally may so do hereby waiving the application of any doctrine of marshalling, or the Collateral, or such other property or security, may be offered for sale separately, and sales may be held from time to time, and all powers of Secured Party shall not be fully executed until all Collateral, and such other property or security, shall have been sold.

                  (c) any proceeds derived from the sale or disposition of any Collateral shall be distributed as follows:

                           (i) first, to the payment of any expenses of Secured
Party in the enforcement of its rights hereunder;

                           (ii) second, for the payment of fees due under the
Second Amended Facility Agreement;

                           (iii) third, to the payment of any accrued interest
and/or penalties payable to Lenders;

                           (iv) fourth, to the payment of the principal amount
of any outstanding Advances and outstanding Rate Hedging Obligations pari passu;

                           (v) fifth, any other Secured Obligation including,
without limitation, obligations under Letters of Credit that are not yet outstanding; and

                           (vi) sixth, to Debtor, or as a court of competent
jurisdiction may decide.

         8. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Debtor shall bind its successors and assigns. If there be more than one Debtor, their obligations hereunder shall be joint and several.

         9. The covenants and agreements herein contained shall extend to, inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto, the same as if they were in every case named and expressed.

         10. Debtor covenants and agrees to execute such financing statements, security agreements or other instruments with respect to the Collateral as Administrative Agent or any Lender may request, and hereby authorizes Administrative Agent or any Lender to execute and file, at any time, such financing statements without Debtor's signature. Debtor agrees that Administrative Agent or any Lender may file this Security Agreement in lieu of any such financing statement.

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


         11. This Security Agreement shall be construed in accordance with and governed by the laws of the State of Florida, without giving effect to any choice of law principles.

         THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY ENTERING INTO THIS SECURITY AGREEMENT.

         IN WITNESS WHEREOF, Debtor has caused this instrument to be duly executed on its behalf as of the day and year first above written.


Signed, sealed and delivered
in the presence of:


/s/ Steven Nielsen                               INSTALLATION TECHNICIANS, INC.,
----------------------------                     a Missouri corporation
/s/ Marc R. Tiller
----------------------------


                                        By /s/ Thomas R. Pledger
                                           ------------------------------
                                             Thomas R. Pledger,
                                             [Executive Chairman of the Board of
                                             Directors/Vice-President]




STATE OF GEORGIA           )
                           ) SS
COUNTY OF FULTON           )

         The foregoing instrument was acknowledged before me this 27th day of April 1999, by Thomas R. Pledger, as Vice President of Installation Technicians, Inc., a Missouri corporation, who produced the following as identification FLDL P432836380130 and who did (did not) take an oath.



                                        /s/ Catherine B. Gallo
                                        --------------------------------------
                                        NOTARY PUBLIC, STATE OF GEORGIA
My Commission Expires:
September 29, 2002




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


                                   EXHIBIT "A"

                          Description of the Collateral



         All of the Debtor's right, title and interest in the following items of personal property, wherever located, whether now owned or hereafter acquired or arising, together with all replacements and additions therefor and all cash and non-cash proceeds (including insurance proceeds) and products thereof:

                  (A) All machinery, equipment, vehicles, vessels, aircraft, fixtures, buildings, appliances, furniture and other tangible assets.

                  (B) All inventory.

                  (C) All accounts, contract rights and accounts receivable, and all returned or repossessed goods arising from or relating to any of the said accounts or rights.

                  (D) All instruments, documents, chattel paper and general intangibles, rights in trademarks, trade names, patents, copyrights and licenses.

                  (E) All cash or non-cash proceeds of any of the foregoing, including insurance proceeds.

                  (F) All ledger sheets, files, records, documents, and instruments (including but not limited to, computer programs, tapes and related electronic data processing software) evidencing an interest or relating to the above.

                  (G) All substitutes and replacements for, accessions, attachments, and other additions to, and tools, parts, and equipment used in connection with any of the above, and all products or proceeds of the above.

         Together with all instruments, documents, chattel papers and general intangibles relating to or arising from the foregoing Collateral and all cash and non-cash proceeds and products thereof.

         THIS EXHIBIT "A" TO SECURITY AGREEMENT executed by Debtor this ____ day of April, 1999.

                                                  [BORROWER/GUARANTOR]
                                                  a ______________ corporation



                                        By_________________________________
                                             Thomas R. Pledger,
                                             Title: _______________________











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